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                                                              EXHIBIT 21

                   SUBSIDIARIES OF EMERSON ELECTRIC CO.

                             SEPTEMBER 30, 1996

                                                             Jurisdiction
                                                                 of
Legal Name                                                   Incorporation
----------                                                   -------------

ADI Control Techniques Drives, Inc.                            California
Alco Controls S.A. de C.V.                                     Mexico
Applied Concepts, Inc.                                         Pennsylvania
Branson Ultrasonic S.A.                                        Switzerland
Buehler Ltd.                                                   Illinois
     Buehler Holdings                                          Delaware
     Buehler-Met AG                                            Switzerland
     Buehler-Met Handelgesellschaff M.B.H.                     Austria
     Wirtz-Buehler Corporation                                 Delaware
Commercial Cam Co., Inc.                                       Delaware
Compania de Motores Domesticos S.A.de C.V.                     Mexico
Control Techniques Iberia S.A.                                 Spain
Controles Electromecanicos De Mexico                           Mexico
Con-Tek Valves, Inc.                                           Georgia
Copeland Electric Corporation                                  Delaware
Digital Appliance Controls, Inc.                               Delaware
     Digital Appliance Controls Manufacturing
                (Singapore) Pte Ltd.                           Singapore
            DACM SDN BHD                                       Malaysia
     Digital Appliance Controls (UK) Limited                   U.K.
EECO, Inc.                                                     Delaware
     Appleton Electric Company                                 Delaware
     Conameter Corporation                                     USA
     Copeland Corporation                                      Delaware
            CDP International, Inc.                            Delaware
            Computer Process Controls, Inc.                    Georgia
            Copeland Access +, Inc.                            Delaware
            Copeland de Mexico S.A. de C.V.                    Mexico
            Copeland International, Inc.                       Ohio
            Copeland Redevelopment Corporation                 Missouri
     El-O-Matic USA, Inc.                                      USA
     Electro-Test, Inc.                                        USA
     Emerson Electric (U.S.) Holding Corporation               Delaware
            Asco GmbH                                          Germany
                 Asco GmbH & Co.                               Germany
            Automatic Switch Company                           Delaware
                 Asco Investment Corp.                         New Jersey
                      Angar Scientific Company,Inc.            New Jersey
                      Asco Controls A.G.                       Switzerland
                           Asco Controls B.V.                  Netherland
                               Asco Mideast B.V.               Netherlands
                               Asco GmbH                       Hungary
                               Asco/Joucomatic SP. Z.O.O.      Poland
                      Asco Electrical Products Co., Inc.       New Jersey
                      Ascomation Pty. Ltd.                     Australia



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                           Ascomation (NZ) Limited             New Zealand
                      Asco Sweden AB                           Sweden
                 Asco (Japan) Company Ltd.                     Japan
                 Asco Services, Inc.                           New Jersey
                 Ascomatica S.A. de C.V.                       Mexico
                 Ascoval Industria E Commercio Ltda.           Brazil
                 Hanover Advertising Services, Inc.            New Jersey
                 Joucomatic Controls, Inc.                     N. Carolina
            Branson Ultrasonics Corporation                    Delaware
                 Branson Korea Co., Inc.                       Korea
                 Branson Ultrasonics S.A.                      Sweden
                 Branson Ultrasonidos S.A.E.                   Spain
                 Branson Ultrasons S.A.                        France
                      Krautkramer France S.A.                  France
            Chromalox GmbH                                     Germany
            Copeland GmbH                                      Germany
                 Copeland France S.A.                          France
                 Copeland Corporation Limited                  U.K.
                 Copeland Italia S.a.R.l.                      Italy
                 Copeland Iberica CIB S.A.                     Spain
                 Copeland Refrigeration Europe S.A.            Belgium
                 Copeland S.A.                                 Belgium
            El-O-Matic GmbH                                    Germany
            Emerson Electric GmbH                              Germany
                 Emerson Electric GmbH & Co.                   Germany
            Emerson Electric Overseas Finance Corp.            Delaware
                 Emerson Electric de Colombia, LTDA            Colombia
                 Motores U.S. de Mexico, S.A.                  Mexico
                      U.S.E.M. de Mexico S.A.de C.V.           Mexico
            Emerson Technologies Verwaltungs-GmbH              Germany
                 Emerson Technologies GmbH & Co.               Germany
            Fisher-Rosemount GmbH                              Germany
                 Fisher-Rosemount GmbH & Co.                   Germany
            Fisher-Rosemount Hungary Ltd.                      Hungary
            Francel S.A.                                       France
            Krautkramer GmbH                                   Germany
                 Krautkramer GmbH & Co.                        Germany
            Liebert GmbH                                       Germany
                 Liebert A.G.                                  Switzerland
            Reglerwerk Dresden GmbH                            Germany
            Ridge Tool GmbH                                    Germany
                 Ridge Tool GmbH & Co.                         Germany
            Rosemount Inc.                                     Minnesota
                 Dieterich Standard, Inc.                      Delaware
                 Dieterich Technology Holding Corp.            Delaware
                 Fisher-Rosemount AS (Norway)                  Norway
                 Fisher-Rosemount Espana, S.A.                 Spain
                 Fisher-Rosemount Holding AG                   Switzerland
                      Fisher-Rosemount AG                      Switzerland
                           Rosemount Spo                       Czech
                      Fisher-Rosemount A/S                     Denmark
                      Fisher-Rosemount Ges. M.B.H.             Austria
                      Rosemount Poland Ltd.                    Poland
                 Fisher-Rosemount Instruments Pty. Ltd.        Australia
                      Emerson Electric Co. Pty Ltd.            Australia



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                      Fisher-Rosemount Instruments Ltd.        New Zealand
                 Fisher-Rosemount Instruments Taiwan, Ltd.     Taiwan, Ltd.
                 Fisher-Rosemount Japan Co. Ltd.               Japan
                 Fisher-Rosemount Middle East, Inc.            Delaware
                 Kay-Ray/Sensall, Inc.                         Delaware
                 P I Components Corp.                          Texas
                 Rosemount AB                                  Sweden
                 Rosemount Analytical Inc.                     Delaware
                 Rosemount China Inc.                          Minnesota
                 Rosemount Korea, Ltd.                         Korea
                 Rosemount Mexicana S.A. de C.V.               Mexico
                 Rosemount Nuclear Instruments                 Delaware
                 Rosemount S.A.R.L.                            France
                      Rosemount Portugal Instrumentos Lta.     Portugal
                 Tekmar Company                                Ohio
            PEPT Investment Corporation                        Delaware
                 Skil Europe Corporation                       Delaware
            Tauandromeda Beteiligungs GmbH                     Germany
            Wirtz-Buehler GmbH                                 Germany
            Xomox Corporation                                  Ohio
                 Fisher-Rosemount do Brasil
                   Industria e Comerco Ltda.                   Brazil
                 Fisher-Rosemount S.A. de C.V.                 Mexico
                 Flow Technology, Inc. (Taiwan)                Ohio
                 Flow Technology S.A. de C.V.                  Mexico
                 Inversiones Xomox                             Venezuela
                 Naegelen S.A.                                 France
                 Xomox A.G.                                    Switzerland
                 Xomox Chihuhua S.A. de C.V.                   Mexico
                 Xomox Corporation de Venezuela,C.A.           Venezuela
                 Xomox Korea Ltd.                              Korea
                 Xomox South America S.A.                      Uruguay
                 Xomox Uruguay S.A.                            Uruguay
            Xomox International GmbH                           Germany
                 Fisher-Gulde GmbH                             Germany
                      Fisher-Gulde GmbH & Co.                  Germany
                 Xomox International GmbH & Co.                Germany
     Emerson Power Transmission Corporation                    Delaware
            Emerson Chain, Inc.                                Delaware
            Emerson Electronic Motion Controls, Inc.           Minnesota
     Liebert Corporation                                       Ohio
            Control Concepts Corporation                       Delaware
            Emerson Computer Power (Thailand) Company Limited  Thailand
            Emerson Computer Power B.V.                        Netherlands
            Emersub XXV, Inc.                                  Delaware
                 Computersite-Preparations, Inc.               Ohio
            Liebert Asia Ltd.                                  Hong Kong
            Liebert Corporation Australia Pty, Ltd.            Australia
            Liebert Far East Pte. Ltd.                         Singapore
                 Atlas Air (S.E.A.) Pte. Ltd.                  Singapore
                 Liebert (Malaysia) Sdn.Bhd.                   Malaysia
            Liebert Hong Kong Ltd.                             Hong Kong
            Liebert International B.V.                         Netherlands
            Liebert Tecnologia Ltda.                           Brazil
     Micro Motion, Inc.                                        Colorado



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     Ridge Tool Company                                        Ohio
            Emerson Electric SRL                               Italy
            Ridge Tool (Australia) Pty., Ltd.                  Australia
            Ridge Tool Manufacturing Company                   Delaware
            Ridgid Werkzeuge AG                                Switzerland
     Therm-O-Disc, Incorporated                                Ohio
            Componentes Avanzados de Mexico, S.A. de C.V.      Mexico
            Controles de Temperatura S.A. de C.V.              Mexico
E.G.P. Corporation                                             Delaware
Electronic Control Systems, Inc.                               W. Virginia
     Fairmount Building and Investment Corp.                   USA
Emerson Electric (Asia) Limited                                Hong Kong
     Branson Ultrasonics (Asia Pacific) Co. Ltd.               Hong Kong
     Emerson Electric (South Asia/Pacific) Pte. Ltd.           Singapore
Emerson Electric II, C.A.                                      Venezuela
     Emerson Electric, C.A.                                    Venezuela
Emerson Electric de Mexico S.A. de C.V.                        Mexico
     Ascotech, S.A. de C.V.                                    Mexico
     Motores Reynosa, S.A. de C.V.                             Mexico
Emerson Electric Foreign Sales Corporation                     Virgin Islands
Emerson Electric International, Inc.                           Delaware
Emerson Electric Ireland Ltd.                                  Bermuda
Emerson Electric (Mauritius) Ltd.                              India
     Emerson Electric Company India Private. Ltd.              India
Emerson Electric Nederland B.V.                                Netherlands
     Branson Ultrasonics B.V.                                  Netherlands
     Brooks Instrument B.V.                                    Netherlands
     Capax Electrische Apparatenfabriek B.V.                   Netherlands
     Crouzet Appliance Controls D.O.O.                         Slovenia
     Emerson Electric Slovakia Limited                         Slovakia
            Vuma a.s.                                          Czech Republic
     Emerson Electric, SpoL, s.r.o.                            Czech Republic
     Fusite, B.V.                                              Netherlands
     Fisher-Rosemount B.V.                                     Netherlands
     New-Tech Cuijk B.V.                                       Netherlands
     Skil AG                                                   Switzerland
Emerson Electric Puerto Rico, Inc.                             Delaware
     Emerson Puerto Rico, Inc.                                 Delaware
Emerson Electric (Taiwan) Company Limited                      Taiwan
Emerson Finance Co.                                            Delaware
     Emersub XIX, Inc.                                         Delaware
     Emerson Capital Funding, Inc.                             Delaware
Emerson Middle East, Inc.                                      Delaware
Emerson Sice S.p.A.                                            Italy
     C.E. Set S.r.l.                                           Italy
     Branson Ultrasuoni S.P.A.                                 Italy
     Fisher-Rosemount Italia S.R.L.                            Italy
     Xomox Italia S.R.L.                                       Italy
Emerson Pacific Pte. Ltd.                                      Singapore
Emersub XXXVI                                                  Delaware
  Control Techniques plc                                       U.K.
     Control Techniques (Holding) GmbH                         Germany
            Control Techniques GmbH                            Germany
            INAG Gmbh                                          Germany
            Reta Anlagenbau Gmbh                               Germany
                 Reta Elektronic GmbH                          Germany


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     Control Techniques (USA) Inc.                             U.S.A
            Control Techniques Drives, Inc.                    U.S.A.
                 Control Techniques Drives Limited             Canada
     Control Techniques Asia-Pacific Pte Limited               Singapore
            Control Techniques Drives (Malaysia) Sdn Bhd       Malaysia
            Control Techniques Singapore Pte Limited           Singapore
            Control Techniques (Thailand) Limited              Thailand
            PT Kontroltek Indopratama                          Indonesia
     Control Techniques Australia Pty Ltd.                     Australia
     Control Techniques Bermuda Limited                        Bermuda
     Control Techniques Drives Limited                         U.K.
            Technodrives Limited                               U.K.
     Control Techniques Dynamics Limited                       U.K.
            Evershed Powerotor Limited                         U.K.
            Moore Reed & Company Limited                       U.K.
     Control Techniques Italia srl                             Italy
     Control Techniques Precision Systems Limited              U.K.
     Control Techniques SpA                                    Italy
     Electric Drives Limited                                   Ireland
     K.T.K. (Newtown) Limited                                  U.K.
            Control Techniques Worldwide BV                    Netherlands
                 ASI Control Techniques A/B                    Norway
                 Control Technika Kft                          Hungary
                 Control Techniques Automation BV              Netherlands
                 Control Techniques BV                         Netherlands
                 Control Techniques BV/SA                      Belgium
                 Control Techniques Denmark A/S                Denmark
                 Control Techniques Endustriyel
                   Kontrol Sistemerli Sanayi ve Ticaret A.S.   Turkey
                 Control Techniques GesmbH                     Austria
                 Control Techniques India Limited              India
                      Control Techniques Elpro Automation Ltd. India
                 Control Techniques Vietnam Limited            Vietnam
                 Control Techniques VUES s.r.o.(Czech Repub.) Czech Republic CTS Control Techniques Antrebsregelungen GmbH Switzerland
                 Siliconics (Pty) Ltd.                         S. Africa
                      Siliconics (Natal) (Pty) Ltd.            S. Africa
Emersub XXXVIII, Inc. (Vacant)                                 Delaware
Emersub XL, Inc.                                               Delaware
Emersub XLI, Inc. (Vacant)                                     Delaware
Emersub XLIII, Inc.                                            Ohio
Emersub XLV, Inc.                                              Delaware
     Valycontrol, S.A. de C.V.                                 Mexico
            Filcore, Inc.                                      Texas
Emersub XLVI, Inc.                                             Delaware
Emersub XLVIII, Inc.                                           Delaware
Emersub L, Inc.                                                Delaware
Emersub LI, Inc.                                               Delaware
Emersub LII, Inc.                                              Delaware
Emersub LIII, Inc.                                             Delaware
Emersub LIV, Inc. (Vacant)                                     Delaware
EMR Holdings, Inc.                                             Delaware
     Branson de Mexico, S.A. de C.V.                           Mexico
     Emerson Electric (China) Holdings Ltd.                    China
            Beijing Rosemount Far East Instrument Co., Ltd.    China
            Emerson Electric (Tianjin) Co., Ltd.               China
            Emerson Engineering System (Shanghai) Co., Limited China
                                  5
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            Emerson Fusite Electric (Shenzhen) Co. Ltd.        China
            Emerson Machinery Equipment (Shenzhen)Co. Ltd.     China
            Emerson White-Rodgers Electric (Xiamen) Co. Ltd.   China
            Emerson Trading Co. (Shanghai) Co. Ltd.            China
            Hangzhou LiShi Ridge Co. Ltd.                      China
            Rosemount Shanghai Co. Ltd.                        China
            Shanghai Branson Ultrasonics Co. Ltd.              China
            Shenyang Copeland Refrigeration Co., Ltd.          China
            Tianjin Fisher Controls Valve Co., Ltd.            China
            Zhejiang-Emerson Motor Company, Ltd.               China
     Emerson Electric Canada Ltd.                              Canada
            Appleton Electric Limited                          Canada
            Ascolectric Limited                                Canada
            Fisher Controls Inc. (Controles Fisher Inc.)       Canada
            Rosemount Instruments Ltd.                         Canada
            Sweco Canada, Inc.                                 Canada
            Therm-O-Disc (Canada) Limited                      Canada
            Xomox Canada Ltd.                                  Canada
     Emerson Electric do Brasil Ltda.                          Brazil
     Emerson Electric Hungary Ltd.                             Hungary
     Emerson Electric Iberica S.A.                             Spain
     Emerson Electric Korea Ltd.                               Korea
     Emerson Electric (M) SDN BHD                              Malaysia
     Emerson Electric Mauritius                                Mauritius
            Emerson Electric Company (India) Private Limited   India
     Emerson Electric (Thailand) Limited                       Thailand
     Emerson Europe S.A.                                       France
            Crouzet Appliance Controls S.A.                    France
                 Crouzet Appliance Controls SpA                Italy
            Ferco S.A.                                         France
            Fisher Controls S.A.                               France
            Joucomatic S.A.                                    France
                 Fluidocontrol S.A.                            Spain
                 Joucomatic Controls Ltd.                      New Zealand
                 Joucomatic Controls Pty. Limited              Australia
                 Joucomatic Controls Ltd.                      U.K.
                 Joucomatic GmbH Steuergeraete                 Germany
                 Joucomatic S.p.A.                             Italy
                 Joucomatic N.V.                               Belgium
                 Sotrac S.r.l.                                 Italy
            Ridgid France S.A.                                 France
            Leroy-Somer S.A.                                   France
                 Bertrand-Polico S.A.                          France
                 Constructions Electriques
                    de Beaucourt S.A.                          France
                 Electronique du Sud-Ouest S.A.                France
                      Andre Cocard S.A.R.L.                    France
                      Atelier de Bobinage de
                        Moteurs Electriques S.A.R.L            France
                      Ets. Belzon & Richardot S.A.R.L.         France
                      Construction Electriques
                        du Nord S.A.                           France
                      Lorraine Services Electrique
                        Electronique Electromecanique
                        S.A.R.L. (LS 3E)                       France
                      M.I.S. Kerebel Provence S.A.R.L.         France
                      M.I.S. Poitouraine S.A.R.L.              France

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                      M.I.S. Societe Peaucelle D'installations
                        et Reparations Electriques S.A.R.L.    France
                      Marcel Oury S.A.R.L.                     France
                      Mezierres S.A.                           France
                      Establissements J. Michel S.A.           France
                      Maintenance Industrie
                        Service S.A.R.L.                       France
                      Maintenance Industrie
                        Services Rennes S.a.r.L.               France
                      Maintenance Industrie
                        Services Rhone-Alpes S.A.R.L.          France
                      Maintenance Industrie
                        Services Toulouse S.a.r.L.             France
                      M.L.S. Holice Spol. S.r.o.               Czech Republic
                      Navarre Services S.A.R.L.                France
                      Ouest Electro Service S.A.R.L.           France
                      Poteau Moderne du Sud-Ouest S.A.         France
                      Radiel Bobinage S.A.R.L.                 France
                      Societe Nouvelle Paillet
                        Services S.A.R.L.                      France
                      Societe Nouvelle Silvain S.A.R.L.        France
                      Societe DeReparation Electro-
                        Mecanique S.A.R.L.                     France
                      Viet Services S.A.R.L.                   France
                 Etablissements Sevenier S.A.                  France
                 Etablissements Trepeau S.A.                   France
                 Girard Transmissions S.A.                     France
                 IMI Kft                                       Hungary
                 La Francaise de Manutention S.A.              France
                 Leroy-Somer AB                                Sweden
                 Leroy-Somer N.V.                              Belgium
                 Leroy-Somer Denmark A/S                       Denmark
                 Leroy-Somer Elektroantriebe GmbH              Austria
                 Leroy-Somer Elektromotoren GmbH               Germany
                 Leroy-Somer Finland OY                        Finland
                 Leroy-Somer Iberica S.A.                      Spain
                 Leroy-Somer Italiana S.p.A.                   Italy
                 Leroy-Somer Ltd.                              U.K.
                 Leroy-Somer Motores E Sistemas
                   Electromecanicos Ltda.                      Portugal
                 Leroy-Somer Nederland BV                      Netherlands
                 Leroy-Somer Norge A/S                         Norway
                 Leroy-Somer (SEA) Pte. Ltd.                   Singapore
                 Leroy-Somer Suisse S.A.                       Switzerland
                 MLS Industries Inc.                           Delaware
                      Yorba Linda International Inc.           Delaware
                 Maintenance Industrielle de Vierzon S.A.      France
                 MOTADOUR S.A.                                 France
                 Moteurs Leroy-Somer S.A.                      France
                 Moteurs Patay S.A.                            France
                 Societe Anonyme de Mecanique
                   et D'outillage du Vivarais  S.A.            France
                 Societe Confolentaise de Metalurgie S.A.      France
                 Societe de Mecanique et D'Electrom-
                   thermie des Pays de L'Adour S.A.            France
                 Societe Commerciale des Ateliers de
                   Constructions Electriques D'Orleans S.A.    France

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                 Societe de Reparation de Moteurs (SOREM)      France
     Emerson Holding Company Limited                           U.K.
            Copeland Ltd.                                      N. Ireland
            El-O-Matic Limited                                 U.K.
            Emerson Electric (U.K.) Limited                    U.K.
            Fisher-Rosemount Limited                           U.K.
                 Xomox U.K. Limited                            U.K.
            Switched Reluctance Drives Ltd. (SRDL)             U.K.
                 Reluctance Motors Ltd.                        U.K.
     F.G. Wilson L.L.C.                                        U.S.A.
            F.G. Wilson (Engineering) Limited                  U.K.
            Everton Engineering (N.I.) Limited                 U.K.
            F.G. Wilson Australia PTY Limited                  Australia
            F.G. Wilson Engineering (Dublin) Limited           U.K.
            F.G. Wilson (Engineering) HK Limited               Hong Kong
            F.G. Wilson Engineering Vertriebs-GmbH             Germany
            F.G. Wilson Inc.                                   Delaware
            F.G. Wilson (Proprietary) Limited                  S. Africa
            F.G. Wilson S.A.                                   France
            F.G. Wilson Singapore Pte Limited                  Singapore
            Genrent Limited                                    U.K.
     F-R Technologias de Flujo, S.A. de C.V.                   Mexico
     Fisher-Rosemount N.V./S.A.                                Belgium
        Senpro N.V.                                            Belgium
     Fisher-Rosemount Hungary Ltd.                             Hungary
     Fisher-Rosemount Manufacture Ltd.                         Hungary
        Motoreductores U.S., S.A. de C.V.                      Mexico
     Rotores S.A. de C.V.                                      Mexico
Etirex S.A.                                                    France
Fisher Controls International, Inc.                            Delaware
     Exac Corporation                                          California
     Fisher Controles Industria E Commecio Ltda.               Brazil
     Fisher-Rosemount Do Brasil Ltda.                          Brazil
     Fisher-Rosemount Asia Pacific Ltd.                        Delaware
     Fisher Controls De Mexico, S.A. de C.V.                   Mexico
     Fisher-Rosemount China Limited                            Hong Kong
     Fisher-Rosemount PTE. Ltd.                                Singapore
     Fisher Controls PTY. Limited                              Australia
     Fisher Service Company                                    Delaware
     Fisher-Rosemount Systems, Inc.                            Delaware
     Fisher-Rosemount de Venezuela  S.A.                       Venezuela
     H.D. Baumann Inc.                                         Delaware
     Nippon Fisher Company Ltd.                                Japan
            Fisco Ltd.(Fisco Kabushiki Kaisha)                 Japan
Fusite Corporation                                             Ohio
     Emerson Japan, Ltd.                                       Japan
            Taiyo Emerson Ltd. Japan                           Japan
High Voltage Maintenance Corporation                           Ohio
Innoven III Corporation                                        Delaware
Intellution, Inc.                                              Massachusetts
     Intellution GmbH                                          Germany
     Intellution International (I), Inc.                       Massachusetts
     Intellution K.K. (Japan) Incorporated                     Japan
     Intellution SARL                                          France
     Intellution U.K. Corporation                              Massachusetts
            Intellution Limited                                U.K.


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Kop-Flex, Inc.                                                 Delaware
     Kop-Flex Canada Limited                                   Canada
     Kop-Flex International, Inc.                              Virgin Islands
Krautkramer Branson Incorporated                               Connecticut
     Stresstel Corporation                                     California
Lipe Rollway Corporation                                       Delaware
     Lipe Rollway International Ltd.                           Delaware
            Lipe-Rollway de Mexico, S.A.                       Mexico
            Lipe-Rollway Deutschland GmbH                      Germany
            Lipe-Rollway N.V.                                  Belgium
            Lipe-Rollway Technology, Inc.                      New York
            Rollway Bearing Ltd.                               Delaware
     Lipe-Rollway Australia Pty. Ltd.                          Australia
Louisville Ladder Corp.                                        Missouri
McGill Manufacturing Company                                   Indiana
     McGill International Inc.                                 Taiwan
Metaloy, Inc.                                                  Massachusetts
Motores Hermeticos del Sur, S.A. de C.V.                       Mexico
Ridge Tool Europe NV                                           Belgium
     Ridgid Scandinavia A/S                                    Denmark
Ridge Tool Europe S.A.                                         Belgium
     Ridgid Vaerktoj A/S                                       Denmark
Ridgid Ferramentas E. Maquinas, Ltda.                          Brazil
Samsung-Emerson Electric Co. Ltd. (SEECO)                      Korea
SWECO Europe, S.A.                                             Belgium
Termocontroles de Juarez S.A. de C.V.                          Mexico
Transmisiones de Potencia Emerson S.A. de C.V.                 Mexico
Vermont American Corporation                                   Delaware
     Clairson Enterprises, Inc.                                Delaware
            Clairson International Corp.                       Florida
                 Clairson, Inc.                                Delaware
                 Clairson de Mexico                            Mexico
     Credo Tool Company                                        Delaware
            Carbide Blast Joints, Inc.                         Texas
            DML Industrial Products, Inc.                      N. Carolina
            Vermont American Corporation, Fountain Inn         Delaware
            Primark DML, Inc.                                  N. Carolina
            VAC Data Management, Inc.                          Delaware
            VAC Services LP                                    Kentucky
            Gilmour Enterprises, Inc.                          Delaware
            Gilmour Manufacturing Company                      Pennsylvania
                 Gilmour, Inc.                                 Delaware
     Vermont American (Australia) Ltd.                         Nevada
     Vermont American Canada Inc.                              Canada
     VA Export, Ltd.                                           Virgin Islands
     VA Holding                                                Delaware
     Vermont Westa Werkzeugbau GmbH                            Germany
Western Forge Corporation                                      Delaware
Wiegand S.A. de C.V.                                           Mexico









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